UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

ACM Managed Dollar Income Fund

    March 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 28, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for ACM Managed Dollar Income Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2008. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ADF”.

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund’s investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund’s assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 30.

Investment Results

The table on page 5 shows the Fund’s performance compared to its composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended March 31, 2008.

The Fund underperformed its benchmark for the six- and 12-month periods ended March 31, 2008. The Fund’s emerging market country allocation—particularly an overweight in Argentina, which underperformed—detracted from performance for both periods. The Fund’s overweight allocation to high-yield debt also detracted for both periods, as a global flight from risk emerged. Contributing positively within the Fund’s high-yield allocation was an underweight in the lowest credit quality tier, which underperformed, as did the Fund’s underweight in the beleaguered housing industry. The Fund’s use of leverage was also a positive contributor to performance.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the semi-annual period. Investor risk aversion significantly increased, leading to a wholesale flight from risk with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates by 2.50% to 2.25% at the end of the reporting period.

Central banks in Europe, Canada and Australia have also acted to inject liquidity into the market, though they have not matched the Fed’s interest-rate cuts, as inflation is a greater concern in many of those regions. The

ACM MANAGED DOLLAR INCOME FUND •	1

Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies within the 12-month period. Despite aggressive central-bank action, investor sentiment remained fragile at the end of the period.

High-yield returns were in negative territory for the semi-annual period, dampened by increased risk aversion and a global flight to quality. According to Credit Suisse First Boston, the high-yield market posted a return of -3.90% and notably underperformed Treasuries. For the reporting period, lower-rated debt underperformed. By quality tier, BB-rated debt returned 0.19%, B-rated debt returned -4.16% and CCC-rated debt returned -10.78%. Industry returns were mostly in negative territory for the semi-annual period. Outperforming industries included utilities, health care, energy and aerospace/defense. Underperforming industries included financial, airlines, gaming, diversified media, automotive and housing-related sectors. High-yield spreads widened 371 basis points to end the reporting period at 794 basis points over Treasuries.

Overall growth in emerging market countries remained quite strong throughout much of the six-month period, aided by solid commodity prices. Despite the global financial turmoil, emerging market debt prices demonstrated a reasonable level of stability. According to the JPM EMBI Global, emerging market debt posted a positive return of 3.29% for the semi-annual period, far outpacing equity markets, which returned -12.46%, as represented by the S&P 500 Stock Index.

During the semi-annual period, non-Latin American countries, which returned 4.64% outperformed Latin America, which returned 1.99%. Outperforming countries for the period included Iraq, which returned 21.88%; Cote d’Ivoire, which returned 13.16%; Ecuador, which returned 9.58%; and Poland, which returned 8.22%. Underperforming countries for the period included Argentina, which returned -7.44%; Kazakhstan, which returned -5.73%; and Venezuela, which returned -4.81%. Emerging-market debt spreads during the semi-annual period widened 110 basis points to end the period at 324 basis points over duration-neutral Treasuries.

The Fund’s management team’s quantitative and fundamental analysis signaled that security-specific opportunities within high-yield debt improved. Consequently, risk was selectively added within the Fund’s high-yield allocation, especially where supported by the team’s fundamental views. The risk/return profile for high yield looked more attractive after the recent bout of spread widening. Additionally, the Fund remained highly diversified within its high-yield holdings. The team did, however, remain concerned about the lower-quality segment of the high-yield debt market, where spreads have not widened as much on a risk-adjusted basis.

The team’s fundamental and quantitative research led them to maintain the Fund’s select holdings in emerging market debt. Among the Fund’s U.S.-dollar-denominated holdings were Russia, Brazil, Peru, Panama and the Philippines.

2	• ACM MANAGED DOLLAR INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ADF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 52.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high-yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund’s investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund’s borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund’s return.

(Historical Performance continued on next page)

ACM MANAGED DOLLAR INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rates on a fund’s borrowings approaches the net return on the leveraged portion of the fund’s investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund’s portfolio, the fund’s leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund’s assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund’s asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

4	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2008	Returns
	6 Months	12 Months
ACM Managed Dollar Income Fund (NAV)	-0.92%	0.07%

65% JPM EMBI Global / 35% CSFBHY Index	0.77%	1.76%

JPM EMBI Global	3.29%	4.45%

CSFBHY Index	-3.90%	-3.24%

The Fund’s Market Price per share on March 31, 2008, was $7.04. The Fund’s Net Asset Value Price per share on March 31, 2008, was $7.90. For additional Financial Highlights, please see page 41.

See Historical Performance and Benchmark disclosures on pages 3-4.

ACM MANAGED DOLLAR INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $153.8

*	All data are as of March 31, 2008. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

6	• ACM MANAGED DOLLAR INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2008 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 44.1%
Industrial – 32.7%
Basic – 3.2%
Abitibi-Consolidated, Inc. 6.00%, 6/20/13	US$	6	$2,886
Arch Western Finance LLC 6.75%, 7/01/13		165	164,588
Basell AF SCA 8.375%, 8/15/15(a)		369	269,370
Bowater Canada Finance 7.95%, 11/15/11		6	4,076
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)		464	494,021
Domtar Corp. 5.375%, 12/01/13		330	288,750
Evraz Group SA 8.25%, 11/10/15(a)		665	651,700
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		550	583,687
Georgia-Pacific Corp. 7.00%, 1/15/15(a)		250	234,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(b)		115	107,525
9.75%, 11/15/14		115	123,337
Huntsman International LLC 7.875%, 11/15/14		195	206,700
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		385	299,337
Jefferson Smurfit Corp. US 8.25%, 10/01/12		8	7,210
The Mosaic Co. 7.875%, 12/01/16(a)(c)		445	478,375
NewMarket Corp. 7.125%, 12/15/16		80	78,000
NewPage Corp. 10.00%, 5/01/12		285	289,275
Novelis, Inc. 7.25%, 2/15/15		250	221,250
Peabody Energy Corp. Series B 6.875%, 3/15/13		415	421,225

			4,925,687

Capital Goods – 3.8%
Alion Science and Technology Corp. 10.25%, 2/01/15		40	22,600

ACM MANAGED DOLLAR INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Allied Waste North America, Inc. 6.375%, 4/15/11	US$	610	$600,087
Series B 7.125%, 5/15/16		440	438,900
Associated Materials, Inc. 11.25%, 3/01/14(d)		440	300,300
Ball Corp. 6.875%, 12/15/12		450	457,875
Berry Plastics Holding Corp. 8.875%, 9/15/14		155	135,238
10.25%, 3/01/16		130	100,100
Bombardier, Inc. 6.30%, 5/01/14(a)		505	479,750
8.00%, 11/15/14(a)		350	360,500
Case Corp. 7.25%, 1/15/16		370	358,900
Case New Holland, Inc. 7.125%, 3/01/14		270	264,600
Crown Americas 7.625%, 11/15/13		450	459,000
L-3 Communications Corp. 5.875%, 1/15/15		420	402,150
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		330	328,350
Owens Corning, Inc. 6.50%, 12/01/16		140	116,061
7.00%, 12/01/36		185	133,773
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		135	122,850
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)		365	45,667
Terex Corp. 8.00%, 11/15/17		65	64,675
Trinity Industries, Inc. 6.50%, 3/15/14		160	155,200
United Rentals North America, Inc. 6.50%, 2/15/12		5	4,525
7.75%, 11/15/13		538	438,470

			5,789,571

Communications - Media – 5.3%
Allbritton Communications Co. 7.75%, 12/15/12		275	269,500
AMC Entertainment, Inc. 11.00%, 2/01/16		255	238,744
C&M Finance Ltd. 8.10%, 2/01/16(a)		250	251,875
Cablevision Systems Corp. Series B 8.00%, 4/15/12		290	282,025

8	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CanWest MediaWorks, Inc. 8.00%, 9/15/12	US$	2	$1,900
Charter Communications Operations LLC 8.00%, 4/30/12(a)		990	908,325
Clear Channel Communications, Inc. 5.50%, 9/15/14		545	392,400
5.75%, 1/15/13		290	230,550
CSC Holdings, Inc. 6.75%, 4/15/12		325	313,625
7.625%, 7/15/18		485	442,563
Dex Media West LLC Series B 8.50%, 8/15/10		180	175,050
DirecTV Holdings LLC 6.375%, 6/15/15		605	564,163
EchoStar DBS Corp. 6.375%, 10/01/11		325	312,000
6.625%, 10/01/14		455	414,050
7.125%, 2/01/16		160	149,200
Gallery Capital SA 10.125%, 5/15/13(a)		249	203,271
Intelsat Bermuda Ltd. 11.25%, 6/15/16		577	584,934
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15		285	287,137
Lamar Media Corp. 6.625%, 8/15/15		200	176,000
Liberty Media Corp. 7.875%, 7/15/09		120	120,417
8.25%, 2/01/30		150	125,882
LIN Television Corp. 6.50%, 5/15/13		120	111,300
Quebecor Media, Inc. 7.75%, 3/15/16		570	520,125
RH Donnelley Corp. Series A-2 6.875%, 1/15/13		252	153,720
Series A-3 8.875%, 1/15/16		235	148,637
Sinclair Television Group, Inc. 8.00%, 3/15/12		2	2,020
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		190	160,075
Univision Communications, Inc. 7.85%, 7/15/11		270	239,625
WMG Holdings Corp. 9.50%, 12/15/14(d)		400	208,000
XM Satellite Radio, Inc. 9.75%, 5/01/14		170	164,050

			8,151,163

ACM MANAGED DOLLAR INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.2%
Alltel Corp. 7.875%, 7/01/32	US$	285	$188,100
American Tower Corp. 7.00%, 10/15/17(a)		100	100,250
7.125%, 10/15/12		427	436,608
Citizens Communications Co. 6.25%, 1/15/13		490	443,450
Cricket Communications, Inc. 9.375%, 11/01/14		260	246,350
Digicel Ltd. 9.25%, 9/01/12(a)		349	346,383
Inmarsat Finance PLC 7.625%, 6/30/12		372	371,070
Level 3 Financing, Inc. 9.25%, 11/01/14		265	216,637
PanAmSat Corp. 9.00%, 8/15/14		313	315,347
Rural Cellular Corp. 8.25%, 3/15/12		165	169,125
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		100	101,000
Windstream Corp. 8.125%, 8/01/13		198	194,535
8.625%, 8/01/16		231	226,958

			3,355,813

Consumer Cyclical - Automotive – 3.5%
Allison Transmission 11.00%, 11/01/15(a)		75	65,250
Ford Motor Co. 7.45%, 7/16/31		816	538,560
Ford Motor Credit Co. 7.00%, 10/01/13		443	345,548
7.127%, 1/13/12(b)		630	466,037
General Motors Acceptance Corp. 6.75%, 12/01/14		200	141,540
6.875%, 9/15/11		765	585,504
8.00%, 11/01/31		260	186,340
General Motors Corp. 8.25%, 7/15/23		740	518,000
8.375%, 7/15/33		720	507,600
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11		59	61,876
9.00%, 7/01/15		338	357,435
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		310	173,600

10	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lear Corp. Series B 5.75%, 8/01/14	US$	210	$168,000
8.50%, 12/01/13		80	71,200
8.75%, 12/01/16		420	358,575
TRW Automotive, Inc. 7.25%, 3/15/17(a)		580	527,800
Visteon Corp. 7.00%, 3/10/14		385	243,513

			5,316,378

Consumer Cyclical - Other – 4.2%
Boyd Gaming Corp. 7.75%, 12/15/12		155	143,375
Broder Brothers Co. Series B 11.25%, 10/15/10		142	95,850
Gaylord Entertainment Co. 8.00%, 11/15/13		350	324,625
Greektown Holdings LLC 10.75%, 12/01/13(a)		240	218,400
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		205	118,900
5.75%, 10/01/17		38	21,090
6.50%, 6/01/16		442	261,885
10.75%, 2/01/16(a)		207	174,397
Host Hotels & Resorts LP 6.875%, 11/01/14		185	176,212
Host Marriott LP Series Q 6.75%, 6/01/16		590	551,650
KB Home 7.75%, 2/01/10		230	219,938
Levi Strauss & Co. 8.875%, 4/01/16		225	214,875
MGM Mirage 6.625%, 7/15/15		620	539,400
8.375%, 2/01/11		620	621,550
Mohegan Tribal Gaming Auth 6.375%, 7/15/09		155	155,000
7.125%, 8/15/14		250	205,000
Penn National Gaming, Inc. 6.875%, 12/01/11		280	263,200
Six Flags, Inc. 9.625%, 6/01/14		150	84,750
Station Casinos, Inc. 6.625%, 3/15/18		960	532,800
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)		300	291,000

ACM MANAGED DOLLAR INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Universal City Development Partners 11.75%, 4/01/10	US$	335	$344,213
Universal City Florida Holding Co. 8.375%, 5/01/10		110	107,800
William Lyon Homes, Inc. 10.75%, 4/01/13		206	107,120
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14		770	741,125

			6,514,155

Consumer Cyclical - Retailers – 1.0%
Autonation, Inc. 6.258%, 4/15/13(b)		55	45,100
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		130	100,425
Couche-Tard, Inc. 7.50%, 12/15/13		333	332,167
Dollar General Corp. 10.625%, 7/15/15		115	110,975
GSC Holdings Corp. 8.00%, 10/01/12		460	486,450
Michaels Stores, Inc. 10.00%, 11/01/14		85	74,375
Rite Aid Corp. 6.875%, 8/15/13		230	151,800
9.25%, 6/01/13		210	173,250
9.375%, 12/15/15		165	129,525

			1,604,067

Consumer Non-Cyclical – 3.8%
Aramark Corp. 8.50%, 2/01/15		310	310,775
Chaoda Modern Agriculture 7.75%, 2/08/10(a)		519	505,003
Community Health Systems, Inc. 8.875%, 7/15/15		294	295,103
DaVita, Inc. 7.25%, 3/15/15		250	243,750
Dean Foods Co. 7.00%, 6/01/16		125	109,375
Dole Food Co., Inc. 7.25%, 6/15/10		5	3,850
8.625%, 5/01/09		180	156,600
8.875%, 3/15/11		92	74,520
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11		590	548,700
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		190	190,950

12	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 6.25%, 2/15/13	US$	5	$4,350
6.375%, 1/15/15		415	351,194
6.50%, 2/15/16		290	244,325
6.75%, 7/15/13		10	8,850
7.875%, 2/01/11		415	407,737
9.625%, 11/15/16(h)		485	503,187
Healthsouth Corp. 10.75%, 6/15/16		50	52,500
IASIS Healthcare Corp. 8.75%, 6/15/14		345	343,275
LVB Acquisition Merger Sub, Inc. 11.625%, 10/15/17(a)		125	125,000
New Albertsons, Inc. 7.45%, 8/01/29		255	234,806
Select Medical Corp. 7.625%, 2/01/15		285	225,150
Spectrum Brands, Inc. 7.375%, 2/01/15		125	81,250
Stater Brothers Holdings 8.125%, 6/15/12		165	165,412
Tenet Healthcare Corp. 7.375%, 2/01/13		270	240,975
9.875%, 7/01/14		150	145,125
Viant Holdings, Inc. 10.125%, 7/15/17(a)		168	136,080
Visant Corp. 7.625%, 10/01/12		210	204,225

			5,912,067

Energy – 1.7%
Chesapeake Energy Corp. 7.50%, 9/15/13		185	190,550
7.75%, 1/15/15		485	499,550
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		145	147,175
7.75%, 5/15/17		25	25,375
Complete Production Services, Inc. 8.00%, 12/15/16		95	91,200
Forest Oil Corp. 7.25%, 6/15/19(a)		200	203,500
Grant Prideco, Inc. Series B 6.125%, 8/15/15		131	133,896
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		115	107,812
PetroHawk Energy Corp. 9.125%, 7/15/13		217	222,968
Plains Exploration & Production Co. 7.75%, 6/15/15		160	159,600
Pride International, Inc. 7.375%, 7/15/14		95	98,800

ACM MANAGED DOLLAR INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Range Resources Corp. 7.50%, 5/15/16	US$	265	$271,625
Tesoro Corp. 6.25%, 11/01/12		400	377,000

			2,529,051

Other Industrial – 0.2%
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		285	260,775
11.75%, 8/01/16		115	99,475

			360,250

Services – 0.5%
Noble Group Ltd. 6.625%, 3/17/15(a)		401	344,784
Realogy Corp. 10.50%, 4/15/14		275	184,937
Service Corp. International 6.75%, 4/01/16		165	159,638
Travelport LLC 9.875%, 9/01/14		60	53,850
West Corp. 9.50%, 10/15/14		80	71,600

			814,809

Technology – 2.5%
Amkor Technology, Inc. 9.25%, 6/01/16		405	389,813
Avago Technologies Finance 10.125%, 12/01/13		230	242,650
CA, Inc. 4.75%, 12/01/09		200	201,325
First Data Corp. 9.875%, 9/24/15(a)		143	117,617
Flextronics International Ltd. 6.50%, 5/15/13		435	415,425
Freescale Semiconductor, Inc. 8.875%, 12/15/14		580	453,850
10.125%, 12/15/16		220	148,500
Iron Mountain, Inc. 6.625%, 1/01/16		410	390,525
Nortel Networks Ltd. 10.125%, 7/15/13		235	215,025
NXP BV/NXP Funding LLC 7.008%, 10/15/13(b)		170	140,250
9.50%, 10/15/15		180	148,050
Seagate Technology HDD Holding 6.375%, 10/01/11		298	294,275
Serena Software, Inc. 10.375%, 3/15/16		270	248,737
Sungard Data Systems, Inc. 9.125%, 8/15/13		490	494,900

			3,900,942

14	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.3%
AMR Corp. 9.00%, 8/01/12	US$	242	$179,080
Continental Airlines, Inc. 8.75%, 12/01/11		260	202,150
Series RJO3 7.875%, 7/02/18		79	67,476

			448,706

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		255	207,825
Hertz Corp. 8.875%, 1/01/14		305	288,987
10.50%, 1/01/16		235	220,019

			716,831

			50,339,490

Utility – 4.7%
Electric – 4.1%
The AES Corp. 7.75%, 3/01/14		630	633,938
8.00%, 10/15/17		90	91,125
8.75%, 5/15/13(a)		50	52,000
Allegheny Energy Supply 7.80%, 3/15/11		280	296,800
8.25%, 4/15/12(a)		345	372,600
Aquila, Inc. 14.875%, 7/01/12		200	246,500
CMS Energy Corp. 8.50%, 4/15/11		215	228,367
Dynegy Holdings, Inc. 7.75%, 6/01/19		320	299,200
8.375%, 5/01/16		425	420,750
Edison Mission Energy 7.00%, 5/15/17		200	199,000
7.50%, 6/15/13		500	512,500
7.75%, 6/15/16		170	175,100
Energy Future Holdings Corp. 10.875%, 11/01/17(a)		175	176,750
Mirant Americas Generation LLC 8.50%, 10/01/21		400	363,000
NRG Energy, Inc. 7.25%, 2/01/14		85	83,937
7.375%, 2/01/16-1/15/17		925	903,162
Reliant Energy, Inc. 7.625%, 6/15/14		185	183,612
7.875%, 6/15/17		225	223,875
Sierra Pacific Resources 8.625%, 3/15/14		260	273,016

ACM MANAGED DOLLAR INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)	US$	130	$129,512
TXU Corp. Series P 5.55%, 11/15/14		251	195,991
Series Q 6.50%, 11/15/24		379	269,120

			6,329,855

Natural Gas – 0.6%
El Paso Corp. 7.375%, 12/15/12		330	333,287
Enterprise Products Operating LP 8.375%, 8/01/66(i)		460	447,746
Regency Energy Partners 8.375%, 12/15/13		98	99,960

			880,993

			7,210,848

Non Corporate Sectors – 4.1%
Derivatives - RACERS – 2.4%
Racers Series 06-6-T 3.179%, 7/01/08(a)(b)		4,200	3,616,653

Derivatives - Total Return Swaps – 1.7%
High Yield Total Return Trust Series 2007-1 4.669%, 7/01/08(a)(b)		2,990	2,641,743

			6,258,396

Financial Institutions – 1.3%
Banking – 0.5%
ALB Finance BV 9.25%, 9/25/13(a)		273	221,130
Kazkommerts International BV 8.50%, 4/16/13(a)		350	308,875
RS Finance (RSB) 7.50%, 10/07/10(a)		270	245,700

			775,705

Finance – 0.2%
Countrywide Financial Corp. 6.25%, 5/15/16		66	53,551
Residential Capital LLC 8.375%, 6/30/10		280	140,700
8.50%, 4/17/13		210	101,850
8.875%, 6/30/15		225	109,125

			405,226

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		220	208,450

16	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
Trains HY-1-2006 7.117%, 5/01/16(a)(i)	US$	434	$414,131

REITS – 0.2%
American Real Estate Partners LP 7.125%, 2/15/13		315	285,863

			2,089,375

Credit Default Index Holdings – 1.3%
DJ CDX.NA.HY-100 – 1.3%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)		1,089	1,033,189
Dow Jones CDX HY Series 4-T1 8.25%, 6/29/10(a)		945	981,878

			2,015,067

Total Corporates – Non-Investment Grades (cost $79,053,870)			67,913,176

EMERGING MARKETS – SOVEREIGNS – 42.3%
Non Corporate Sectors – 42.3%
Sovereign – 42.3%
Argentina – 2.5%
Republic of Argentina 3.092%, 8/03/12(b)		1,180	998,583
8.28%, 12/31/33(j)		3,178	2,645,472
Series V 7.00%, 3/28/11		275	249,020

			3,893,075

Brazil – 8.5%
Republic of Brazil 6.00%, 1/17/17		921	938,960
7.125%, 1/20/37(j)		5,272	5,684,270
8.25%, 1/20/34		1,949	2,348,545
8.75%, 2/04/25		515	630,875
8.875%, 10/14/19		2,794	3,447,097

			13,049,747

Colombia – 1.9%
Republic of Colombia 7.375%, 1/27/17-9/18/37		1,011	1,097,932
10.75%, 1/15/13		237	292,991
11.75%, 2/25/20		1,028	1,515,015

			2,905,938

ACM MANAGED DOLLAR INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Costa Rica – 0.3%
Republic of Costa Rica 8.05%, 1/31/13(a)	US$	181	$198,195
8.11%, 2/01/12(a)		188	203,980

			402,175

Dominican Republic – 0.3%
Dominican Republic 8.625%, 4/20/27(a)(b)		370	394,050

Ecuador – 1.2%
Republic of Ecuador 9.375%, 12/15/15(a)		775	784,688
10.00%, 8/15/30(a)(c)		1,152	1,117,440

			1,902,128

El Salvador – 0.6%
Republic of El Salvador 7.625%, 9/21/34(a)		150	162,750
7.65%, 6/15/35(a)		355	376,300
8.50%, 7/25/11(a)		400	444,840

			983,890

Indonesia – 2.7%
Indonesia Government International Bond 6.625%, 2/17/37(a)		520	478,525
6.75%, 3/10/14(a)		945	992,250
6.875%, 3/09/17-1/17/18(a)		835	874,662
7.25%, 4/20/15(a)		976	1,047,980
7.50%, 1/15/16(a)		270	293,288
8.50%, 10/12/35(a)		390	437,775

			4,124,480

Jamaica – 0.3%
Government of Jamaica 9.25%, 10/17/25		100	111,000
10.625%, 6/20/17		270	319,275

			430,275

Lebanon – 0.7%
Lebanese Republic 7.875%, 5/20/11(a)		325	317,687
10.125%, 8/06/08(a)		556	557,129
11.625%, 5/11/16(a)		146	165,951

			1,040,767

Pakistan – 0.2%
Republic of Pakistan 6.875%, 6/01/17(a)		438	376,680

18	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Panama – 3.1%
Republic of Panama 6.70%, 1/26/36	US$	3	$3,083
7.125%, 1/29/26(j)		927	1,003,477
7.25%, 3/15/15		1,321	1,446,495
8.875%, 9/30/27		724	924,910
9.375%, 7/23/12-4/01/29		1,153	1,444,855

			4,822,820

Peru – 2.6%
Republic of Peru 7.35%, 7/21/25		1,310	1,475,715
8.375%, 5/03/16		951	1,132,879
8.75%, 11/21/33		1,049	1,361,077

			3,969,671

Philippines – 5.4%
Republic of Philippines 7.50%, 9/25/24		1,059	1,170,195
7.75%, 1/14/31		555	606,060
8.25%, 1/15/14		226	257,357
8.375%, 2/15/11		31	33,945
8.875%, 3/17/15		1,888	2,216,040
9.00%, 2/15/13		44	51,398
9.50%, 2/02/30		249	324,945
9.875%, 1/15/19(j)		2,628	3,357,270
10.625%, 3/16/25		205	286,231

			8,303,441

Turkey – 5.6%
Republic of Turkey 6.875%, 3/17/36		1,611	1,428,957
7.00%, 6/05/20		1,950	1,950,000
7.375%, 2/05/25		1,523	1,519,193
9.50%, 1/15/14		151	175,726
11.00%, 1/14/13		1,469	1,788,508
11.50%, 1/23/12		1,447	1,747,252

			8,609,636

Ukraine – 0.8%
Government of Ukraine 6.385%, 6/26/12(a)		110	111,513
6.58%, 11/21/16(a)		334	330,242
6.75%, 11/14/17(a)		678	667,830
7.65%, 6/11/13(a)		112	119,140

			1,228,725

Uruguay – 1.2%
Republic Orient of Uruguay 7.625%, 3/21/36		140	141,750

ACM MANAGED DOLLAR INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.875%, 1/15/33(h)(j)	US$	1,083	$1,131,785
9.25%, 5/17/17		505	597,163

			1,870,698

Venezuela – 4.4%
Republic of Venezuela 4.894%, 4/20/11(a)(b)		120	101,064
5.75%, 2/26/16		2,115	1,646,667
6.00%, 12/09/20		233	167,760
7.00%, 12/01/18(a)		610	491,050
7.00%, 3/31/38		420	291,900
7.65%, 4/21/25		1,942	1,558,455
8.50%, 10/08/14		1,165	1,078,359
9.25%, 9/15/27		1,123	1,066,850
9.375%, 1/13/34		318	294,150

			6,696,255

Total Emerging Markets – Sovereigns (cost $61,947,581)			65,004,451

GOVERNMENTS – SOVEREIGN BONDS – 10.8%
Malaysia 7.50%, 7/15/11		2,441	2,731,045
Republic of South Africa 5.875%, 5/30/22		200	184,000
7.375%, 4/25/12		142	153,715
Russian Federation 7.50%, 3/31/30(a)(c)		7,119	8,200,337
11.00%, 7/24/18(a)		435	631,837
United Mexican States Series A 8.00%, 9/24/22(j)		3,656	4,638,733

Total Governments – Sovereign Bonds (cost $12,475,506)			16,539,667

CORPORATES – INVESTMENT GRADES – 8.4%
Industrial – 4.5%
Basic – 0.9%
Southern Copper Corp. 7.50%, 7/27/35		300	307,625
United States Steel Corp. 7.00%, 2/01/18		160	156,287
Usiminas Commercial Ltd 7.25%, 1/18/18(a)		209	216,838
Vale Overseas Ltd. 6.875%, 11/21/36		404	394,189

20	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weyerhaeuser Co. 7.375%, 3/15/32	US$	315	$311,336

			1,386,275

Communications - Telecommunications – 1.2%
Nextel Communications, Inc. Series D 7.375%, 8/01/15		260	200,200
Qwest Corp. 8.875%, 3/15/12		1,360	1,387,200
Sprint Capital Corp. 6.875%, 11/15/28		250	186,250
8.75%, 3/15/32		145	122,525

			1,896,175

Consumer Cyclical - Retailers – 0.2%
Limited Brands, Inc. 5.25%, 11/01/14		187	159,018
6.90%, 7/15/17		110	97,994

			257,012

Consumer Non-Cyclical – 1.0%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		180	173,123
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		825	873,111
7.625%, 6/01/16		290	305,128
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		157	153,467

			1,504,829

Energy – 1.1%
Gaz Capital SA 6.212%, 11/22/16(a)		100	92,672
6.51%, 3/07/22(a)		1,200	1,069,500
TNK-BP Finance SA 7.50%, 7/18/16(a)		575	537,750

			1,699,922

Technology – 0.1%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13		178	176,430

			6,920,643

ACM MANAGED DOLLAR INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.7%
Banking – 0.3%
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(i)	US$	74	$70,627
VTB Capital SA 6.609%, 10/31/12(a)		410	398,418

			469,045

Brokerage – 0.4%
The Bear Stearns Co., Inc. 5.55%, 1/22/17		360	321,421
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17		355	320,702

			642,123

Finance – 0.5%
Capital One Financial Corp. 6.75%, 9/15/17		87	82,526
CIT Group, Inc. 5.125%, 9/30/14		270	205,499
Countrywide Financial Corp. Series MTN 5.80%, 6/07/12		47	42,581
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11		3	2,675
IStar Financial, Inc. 5.15%, 3/01/12		265	196,100
SLM Corp. 4.50%, 7/26/10		130	106,668
5.125%, 8/27/12		195	150,448

			786,497

Insurance – 0.4%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		280	289,283
7.80%, 3/15/37(a)		95	79,777
MBIA, Inc. 5.70%, 12/01/34		295	184,694

			553,754

Other Finance – 0.1%
Aiful Corp. 6.00%, 12/12/11(a)		230	213,314

			2,664,733

Utility – 1.3%
Electric – 0.6%
AES El Salvador Trust 6.75%, 2/01/16(a)		270	260,294

22	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

FPL Group Capital, Inc. 6.35%, 10/01/66(i)	US$	310	$281,918
Teco Finance, Inc. 6.572%, 11/01/17(a)		174	175,740
7.00%, 5/01/12(a)		251	270,564

			988,516

Natural Gas – 0.7%
Williams Cos, Inc. 7.625%, 7/15/19		930	992,775

			1,981,291

Non Corporate Sectors – 0.9%
Agencies - Not Government Guaranteed – 0.9%
Gaz Capital SA 6.51%, 3/07/22(a)		798	714,210
Petronas Capital Ltd. 7.00%, 5/22/12(a)		614	687,803

			1,402,013

Total Corporates – Investment Grades (cost $13,276,350)			12,968,680

EMERGING MARKETS – CORPORATE BONDS – 0.9%
Financial Institutions – 0.6%
Banking – 0.3%
Banco BMG SA 9.15%, 1/15/16(a)		450	450,525

Finance – 0.3%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		426	485,872

			936,397

Industrial – 0.2%
Consumer Cyclical-Other – 0.2%
Royal Caribbean Cruises Ltd. 8.00%, 5/15/10		235	238,941

Non Corporate Sectors – 0.1%
Sovereign – 0.1%
Russia – 0.1%
Alfa Bond Issuance PLC 8.625%, 12/09/15(i)		225	214,299

Total Emerging Markets – Corporate Bonds (cost $1,377,755)			1,389,637

ACM MANAGED DOLLAR INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Pemex Project Funding Master Trust 5.75%, 3/01/18(a)	US$	285	$290,808
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		163	150,860

Total Quasi-Sovereigns (cost $446,113)			441,668

		Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.3%
Non Corporate Sectors – 0.2%
Agencies – Government Sponsored – 0.2%
Federal National Mortgage Association 8.25%		9,550	229,678

Financial Institutions – 0.1%
Real Estate Investment Trust – 0.1%
Sovereign REIT 12.00%(a)		185	207,200

Total Non-Convertible – Preferred Stocks (cost $407,100)			436,878

WARRANTS – 0.1%
Central Bank of Nigeria, expiring 11/15/20(k)		1,000	230,000
Republic of Venezuela, expiring 4/15/20(k)		7,140	0

Total Warrants (cost $0)			230,000

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(l) (cost $629,725)		629,725	629,725

Total Investments – 107.6% (cost $169,613,964)			165,553,883
Other assets less liabilities – (7.6)%			(11,729,662)

Net Assets – 100.0%			$153,824,221

24	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. Republic of Philippines 10.625%, 3/16/25	$510	4.95%	3/20/09	$20,998
JP Morgan Chase Gazprom OAO 10.50%, 10/21/09	1,490	1.04	10/20/10	(46,500)
JP Morgan Chase Petroleos De Venezuela SA 5.50%, 4/21/37	1,730	6.62	5/20/09	(10,898)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
ABN Securities, Ltd.	2.35%	12/31/08	$5,592,698
ABN Securities, Ltd.	2.40	12/31/08	1,590,567
ABN Securities, Ltd.	2.40	12/31/08	3,449,181
Chase Manhattan Bank	2.00	12/31/08	3,365,335
Chase Manhattan Bank	2.15	12/31/08	998,392

			$14,996,173

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $44,852,920 or 29.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2008.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2008.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value. (See Note A)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of March 31, 2008, is considered illiquid and restricted (see Notes A & E).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	2/26/99	$4,895,369	$45,667	0.03%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of March 31, 2008.

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $16,148,404.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $168,984,239)	$164,924,158
Affiliated issuers (cost $629,725)	629,725
Interest and dividends receivable	3,343,176
Receivable for investment securities sold	787,746
Contribution from Adviser	39,460
Unrealized appreciation of swap contracts	20,998

Total assets	169,745,263

Liabilities
Due to custodian	2,829
Payable for reverse repurchase agreements	14,996,173
Payable for investment securities purchased	441,701
Advisory fee payable	97,669
Tender fees payable	3,531
Unrealized depreciation of swap contracts	57,398
Administrative fee payable	22,471
Accrued expenses and other liabilities	299,270

Total liabilities	15,921,042

Net Assets	$153,824,221

Composition of Net Assets
Common stock, at par	$194,690
Additional paid-in capital	245,811,496
Distributions in excess of net investment income	(237,952)
Accumulated net realized loss on investment transactions	(87,847,532)
Net unrealized depreciation on investments	(4,096,481)

$153,824,221

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 19,469,017 shares outstanding)	$7.90

See notes to financial statements.

26	• ACM MANAGED DOLLAR INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2008 (unaudited)

Investment Income
Interest	$6,478,335
Dividends
Affiliated issuers	44,076
Unaffiliated issuers	21,018	$6,543,429

Expenses
Advisory fee (see Note B)	593,464
Custodian	64,668
Administrative	61,221
Printing	45,319
Audit	40,781
Legal	30,194
Directors’ fees	24,331
Registration fees	11,846
Transfer agency	5,077
Miscellaneous	6,361

Total expenses before interest expense	883,262
Interest expense	329,672

Total expenses		1,212,934

Net investment income		5,330,495

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		1,378,047
Swap contracts		35,263
Net change in unrealized appreciation/depreciation of:
Investments		(8,764,122)
Swap contracts		(80,013)

Net loss on investment transactions		(7,430,825)

Contribution from Adviser (see Note B)		39,460

Net Decrease in Net Assets from Operations		$(2,060,870)

See	notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,330,495		$10,842,248
Net realized gain on investment transactions	1,413,310		3,720,034
Net change in unrealized appreciation/depreciation of investments	(8,844,135)		(1,823,188)
Contribution from Adviser (see Note B)	39,460		–0	–

Net increase (decrease) in net assets from operations	(2,060,870)		12,739,094
Dividends to Shareholders from
Net investment income	(5,431,803)		(11,291,892)
Common Stock Transactions
Tender offer (resulting in the redemption of 0 and 1,024,685 shares of common stock, respectively)	–0	–	(8,515,132)
Tender offer costs	–0	–	(64,461)

Total decrease	(7,492,673)		(7,132,391)
Net Assets
Beginning of period	161,316,894		168,449,285

End of period (including distributions in excess of net investment income of ($237,952) and ($136,644), respectively)	$153,824,221		$161,316,894

See notes to financial statements.

28	• ACM MANAGED DOLLAR INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2008 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$6,358,387
Interest expense paid	(329,672)
Operating expenses paid	(889,020)

Net increase in cash from operating activities		$5,139,695
Investing Activities:
Purchases of long-term investments	(36,985,167)
Proceeds from disposition of long-term investments	28,995,418
Purchase of short-term investments, net	77,328
Proceeds from swap contracts	35,263

Net decrease in cash from investing activities		(7,877,158)
Financing Activities*:
Cash dividends paid	(5,431,803)
Due to custodian	(2,829)
Increase in reverse repurchase agreements	8,157,605

Net increase in cash from financing activities		2,722,973

Net increase in cash		(14,490)
Cash at beginning of period		11,661

Cash at end of period		$(2,829)

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net decrease in net assets from operations		$(2,100,330)
Adjustments:
Decrease in interest and dividends receivable	$(127,243)
Accretion of bond discount and amortization of bond premium	(57,799)
Decrease in accrued expenses	(5,758)
Net realized gain on investments	(1,413,310)
Net change in unrealized appreciation/depreciation of investments	8,844,135

Total adjustments		7,240,025

Net increase in cash from operating activities		$5,139,695

*	Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	29

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

30	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the

ACM MANAGED DOLLAR INCOME FUND •	31

Notes to Financial Statements

repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an Advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2008, the Fund reimbursed $145 to ABIS.

Pursuant to the Advisory agreement, the Fund paid $61,221 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 2008.

During the six months ended March 31, 2008, and in response to the Independent Director’s request, the Adviser made a payment of $39,460 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. For the six months ended March 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $4,417,330 and $3,787,605, respectively and purchases and sales of Prime STIF Portfolio in the amount of $18,035,663 and $18,742,716, respectively.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,858,766		$29,707,331
U.S. government securities	–0	–	–0	–

32	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation	$9,559,537
Gross unrealized depreciation	(13,619,618)

Net unrealized depreciation	$(4,060,081)

1. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2008, the Fund had no transactions in written options.

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. The Fund

ACM MANAGED DOLLAR INCOME FUND •	33

Notes to Financial Statements

may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the

34	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2008, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,730,000, with net unrealized depreciation of $36,400, and terms of 1 year to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of March 31, 2008, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2008, the average amount of reverse repurchase agreements outstanding was $16,499,685 and the daily weighted average annualized interest rate was 3.92%.

NOTE D

Common Stock

During the six months ended March 31, 2008 and the year ended September 30, 2007, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

ACM MANAGED DOLLAR INCOME FUND •	35

Notes to Financial Statements

On June 6, 2007, the Fund purchased and retired 1,024,685 shares of its outstanding common stock for $8.31 per share pursuant to a tender offer. The Fund incurred costs of $116,500, which were charged to additional paid in capital. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund’s shares. At March 31, 2008, 19,469,017 shares of common stock were outstanding.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Leverage Risk — The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse

36	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the

ACM MANAGED DOLLAR INCOME FUND •	37

Notes to Financial Statements

loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of March 31, 2008, the Fund had no securities out on loan. For the six months ended March 31, 2008, the Fund earned fee income of $10,335 which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$11,291,892	$12,533,183

Total taxable distributions	$11,291,892	$12,533,183

Total distributions paid	$11,291,892	$12,533,183

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(89,007,860	)(a)
Unrealized appreciation/(depreciation)	4,358,028	(b)

Total accumulated earnings/(deficit)	$(84,649,832)

(a)

On September 30, 2007, the Fund had a net capital loss carryforward of $89,007,860 of which $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $3,238,089. In addition, the Fund had $23,566,647 of capital loss carryforward expire in the fiscal year ended September 30, 2007.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

38	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund .

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

ACM MANAGED DOLLAR INCOME FUND •	39

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

40	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30,
			2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.29		$ 8.22	$ 8.28	$ 7.87	$ 7.68	$ 5.58

Income From Investment Operations
Net investment income(b)	.27		.54	.58	.65	.76	.81
Net realized and unrealized gain (loss) on investment transactions	(.38)		.09	(.05)	.43	.23	2.10

Net increase (decrease) in net asset value from operations	(.11)		.63	.53	1.08	.99	2.91

Less: Dividends
Dividends from net investment income	(.28)		(.56)	(.59)	(.67)	(.80)	(.81)

Net asset value, end of period	$ 7.90		$ 8.29	$ 8.22	$ 8.28	$ 7.87	$ 7.68

Market value, end of period	$ 7.04		$ 7.31	$ 7.37	$ 7.74	$ 7.87	$ 8.15

Premium/(Discount)	(10.89)%		(11.82)%	(10.34)%	(6.52)%	0.00%	6.12%

Total Return
Total investment return based on:(c)
Market value	.13%		6.55%	3.07%	7.10%	6.91%	45.71%
Net asset value	(.92)%		8.34%	7.46%	14.57%	13.45%	54.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,824		$161,316	$168,449	$178,560	$178,735	$173,182
Ratio to average net assets of:
Expenses	1.53	%(d)	1.56%	1.71%	1.49%	1.44%	1.72%
Expenses, excluding interest expense(e)	1.12	%(d)	1.13%	1.13%	1.13%	1.15%	1.21%
Net investment income	6.74	%(d)	6.42%	7.10%	8.06%	9.76%	11.88%
Portfolio turnover rate	17%		42%	55%	63%	95%	80%

See footnote summary on page 42.

ACM MANAGED DOLLAR INCOME FUND •	41

Financial Highlights

(a)

As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2006, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of .41%, .43%, .61%, .36%, .29% and .51%, respectively, on borrowings.

42	• ACM MANAGED DOLLAR INCOME FUND

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of ACM Managed Dollar Income Fund, Inc. (the “Fund”) was held on March 28, 2008.

A description of each proposal and number of shares voted at the meeting are as follows:

	Voted For	Authority Withheld
To elect four Directors of the Funds common stockholders for a term of one or three years and until his or her successor is duly elected and qualifies.

Class Two (term expires 2011)
William H. Foulk	16,682,979	507,246
D. James Guzy	16,669,747	520,478
John H. Dobkin	16,674,329	515,896

Class Three (term expires 2009)
Garry L. Moody	16,677,100	513,125

ACM MANAGED DOLLAR INCOME FUND •	43

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Michael J. Downey(1)
Marc O. Mayer, President and Chief Executive Officer	D. James Guzy(1) Nancy P. Jacklin(1)
David H. Dievler(1) John H. Dobkin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income and Global Credit Teams. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications – As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

44	• ACM MANAGED DOLLAR INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of ACM Managed Dollar Income Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors requested from the Adviser, and received and evaluated extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that at the October 31-November 2, 2006 meeting the directors approved a new administration agreement for the Fund effective April 1, 2007 pursuant to which the Administrator would be reimbursed for the costs of providing administrative

ACM MANAGED DOLLAR INCOME FUND •	45

services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of

46	• ACM MANAGED DOLLAR INCOME FUND

the Fund. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the performance of the Fund as compared to the JP Morgan Emerging Markets Bond Index Plus (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Fund was 2 out of 3 of the Performance Group in the 1-year period and 1 out of 3 of the Performance Group in the 3-, 5- and 10-year periods, and that the Fund outperformed the Index (which, they noted, is unleveraged) in the 1- and 5-year periods and underperformed the Index in the 3- and 10-year periods. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The Lipper information included the pro forma management fee rate provided to Lipper by the Adviser assuming the new administration fee effective April 1, 2007 had been in effect throughout the Fund’s fiscal year ended September 30, 2006. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The

ACM MANAGED DOLLAR INCOME FUND •	47

directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The Lipper information reviewed by the directors included the pro forma expense ratio provided by the Adviser assuming the new administration fee effective April 1, 2007 had been in effect throughout the Fund’s fiscal year ended in 2006. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year pro forma total management fee rate of 81 basis points (combined pro forma advisory fee paid to the Adviser plus administration fee paid to the Administrator) was higher than the Expense Group median and lower than the Expense Universe median. The directors noted that the pro forma total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s pro forma total expense ratio was the same as the Expense Group and Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the

48	• ACM MANAGED DOLLAR INCOME FUND

Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.

ACM MANAGED DOLLAR INCOME FUND •	49

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ADF.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

50	• ACM MANAGED DOLLAR INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ACM MANAGED DOLLAR INCOME FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ACM MANAGED DOLLAR INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ACM MANAGED DOLLAR INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMV-0152-0308

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	May 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2008

5